SUPPLEMENT DATED SEPTEMBER 6, 2024 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 1, 2024
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN INDEX, INVESTMENT OBJECTIVE
AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck Morningstar International Moat ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on September 5, 2024, the Board of Trustees of the Trust considered and approved: (i) changing the Fund’s benchmark index from the Morningstar® Global Markets ex-US Moat Focus IndexSM to the Morningstar® Global Markets ex-US Wide Moat Focus IndexSM; (ii) changing the Fund’s investment objective; and (iii) changing the Fund’s principal investment strategy.

Accordingly, after the close of trading on the Cboe BZX Exchange, Inc., on December 20, 2024 (the “Effective Date”), the Fund's benchmark index will be the Morningstar® Global Markets ex-US Wide Moat Focus IndexSM (the “Index”) and the Fund’s investment objective and principal investment strategy will change in connection therewith. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.

The Index is a rules-based index intended to offer exposure to companies that Morningstar, Inc. (“Morningstar”) determines to have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are those that Morningstar’s equity research team believes will maintain its competitive advantage(s) for at least 20 years. Wide moat companies are selected from the universe of companies represented in the Morningstar® Global Markets ex-US IndexSM (the “Parent Index”), a broad market index representing 97% of developed ex-US and emerging markets market capitalization. The Index targets a select group of equity securities of wide moat companies: those that according to Morningstar’s equity research team are attractively priced based on the ratio of the issuer’s common stock price to Morningstar’s equity research team’s estimate of fair value at the time of each Index review. Morningstar’s equity research team’s fair value estimates are calculated using a standardized, proprietary valuation model.

A selection committee, comprising of members of Morningstar’s equity research team, makes the final determination of whether a company is a wide moat company. Only those companies with one or more of the identifiable competitive advantages, as determined by Morningstar’s equity research team and agreed to by the selection committee, are wide moat companies. The quantitative factors used to identify competitive advantages include historical and projected returns on invested capital relative to cost of capital. The qualitative factors used to identify competitive advantages include customer switching cost (i.e., the costs of customers switching to competitors), internal cost advantages, intangible assets (e.g., intellectual property and brands), network effects (i.e., whether products or services become more valuable as the number of customers grows) and efficient scale (i.e., whether the company effectively serves a limited market that potential rivals have little incentive to enter into).

Morningstar’s equity research team uses a standardized, proprietary valuation model to assign fair values to potential Index constituents’ common stock. Morningstar’s equity research team estimates the issuer’s future free cash flows and then calculates an enterprise value using the weighted average costs of capital as the discount rate. Morningstar’s equity research team then assigns each issuer’s common stock a fair value by adjusting the enterprise value to account for net debt and other adjustments.

A buffer rule is applied to the current Index constituents. Those that are ranked in the top 150% of the number of stocks eligible for the Index, as measured by current market price/fair value, will remain in the Index at the time of reconstitution, and those that fall outside of the top 150% are excluded from the Index. The maximum weight of an individual country or sector in the Index is capped at 10% more than its corresponding weight in the Parent Index at the time of reconstitution, or 40%, whichever is higher.

The Index employs a staggered rebalance methodology. The Index is divided into two equally-weighted sub-portfolios, each of which is reconstituted and rebalanced semiannually on alternating quarters. Each sub-portfolio will contain 40 equally-weighted securities at its semi-annual reconstitution and weights will vary with market prices until the next reconstitution date. Due to the staggered rebalance methodology, constituents and weightings may vary between sub-portfolios. Each sub-portfolio is reweighted to 50% of the total Index every six months. Adjustments to one sub-portfolio are performed after the close of business on the third Friday of March and September and adjustments to the other sub-portfolio are performed after the close of business on the third Friday of June and December and are effective on the following Monday. If the Monday is a market holiday, reconstitution and rebalancing occur on the next business day.

In connection with this change, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.

On or around the Effective Date, the Trust expects to file a post-effective amendment to the Trust’s registration statement that will, among other items, update all references in the Fund’s Summary Prospectus, Prospectus and then-current SAI to account for the approved changes to the Fund’s benchmark index, investment objective and principal investment strategy.

Please retain this supplement for future reference.